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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): September 12, 2007

                           --------------------------

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            Nevada                        0-23511                 87-0573331
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                            1301 North Tustin Avenue
                           Santa Ana, California 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
                         (Registrant's telephone number,
                              including area code)

          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item      5.02 Departure of Directors or Principal Officers; Election of
          Directors; Appointment of Principal Officers.

      (c) Effective September 10, 2007, Integrated Healthcare Holdings, Inc. (the "Company") appointed Jeremiah R. Kanaly as Chief Accounting Officer and Treasurer of the Company. Mr. Kanaly is a former partner with KPMG LLP and has served as Chief Financial Officer of EEsof Inc., ViewSonic Corporation, Arroyo Optics Inc., Newegg Inc., and Saleen Inc. and as a consultant with Resources Global. Mr. Kanaly has substantial senior financial management experience. Mr. Kanaly is a California licensed Certified Public Accountant.

      A copy of the press release announcing the executive appointment of the Company is attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      Exhibit     Description
      -------     -----------

      99.1 Press release announcing the executive appointment of the Company.
      99.2        Employment Agreement



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTEGRATED HEALTHCARE HOLDINGS, INC.


Date: September 12, 2007                       By: /s/ Steve Blake
                                            ------------------------------------
                                            Steve Blake, CFO


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                                Index to Exhibits

      Exhibit     Description
      -------     -----------

      99.1 Press release announcing the executive appointment of the Company.
      99.2        Employment Agreement



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